SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  December 14, 1998



                     PHARMACEUTICAL MARKETING SERVICES INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                    01-9723                51-0335521
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
of Incorporation)               File Number)        Identification No.)


Suite 912, 45 Rockefeller Plaza, New York, NY               10111
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code  (212)841-0610





   (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events.

          On December 14, 1998, the registrant, Pharmaceutical Marketing Services Inc. (the "Company"), entered into a Merger Agreement (the "Merger Agreement") among Quintiles Transnational Corp. ("Quintiles"), QTRN Acquisition Corp., a wholly-owned subsidiary of Quintiles ("Acquisition Sub"), and the Company. The Merger Agreement provides for the Company to merge with and into Acquisition Sub and become a wholly-owned subsidiary of Quintiles (the "Merger"), subject to satisfaction of the terms and conditions of the Merger Agreement. Pursuant to the Merger Agreement, stockholders of the Company will receive shares of Quintiles' common stock, $.01 par value ("Quintiles Common Stock") in exchange for their shares of common stock, $.01 par value, of the Company ("Company Common Stock") valued at $15.40 per share of Company Common Stock.

          Each stockholder of the Company will have the option of either (i) receiving at the effective time of the Merger (the "Effective Time") all the shares of Quintiles Common Stock to which he or she is entitled or (ii) (a) receiving at the Effective Time, one-half the shares of Quintiles Common Stock and (b) deferring receipt of the other half of the shares of Quintiles Common Stock to which he or she is entitled for up to 75 days following the Effective Time and, if such holder defers such receipt for the full 75 days, receiving, in addition, a cash payment in the amount, if any, by which the value of the Quintiles Common Stock received at the Effective Time exceeds the value of the deferred Quintiles Common Stock as described below. The right to receive a cash payment, if any, is not transferable. In addition, the right to receive a cash payment, if any, will terminate if at any time during the 20 trading days preceding the 75th day following the Effective Time either (i) a stockholder's "short position" in Quintiles Common Stock (determined in accordance with Rule 14e-4(a) of the Securities Exchange Act of 1934, as amended, but without taking into account the right to receive a cash payment) exceeds such stockholder's "long position" in Quintiles Common Stock (determined in accordance with such rule) or (ii) a stockholder takes any action to manipulate the price of Quintiles Common Stock which would violate Section 9 of the Exchange Act.

          The exchange ratio applicable to Quintiles Common Stock at the Effective Time will be determined by reference to the average of the closing prices per share of Quintiles Common Stock on the Nasdaq National Market for the aggregate of 10 trading days immediately preceding the second trading day prior to the Effective Time (the "Average Trading Price"). The value of Quintiles Common Stock on the 75th day following the Effective Time will be determined by reference to the average of the closing prices per share of Quintiles Common Stock on the Nasdaq



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National  Market for 10 trading days selected at random by the Exchange Agent on such 75th day from the 20 trading days immediately preceding such 75th day.

          The Company may terminate the Merger Agreement if the Average Trading Price is more than $62.325 provided, however, that if the Company desires to terminate the Merger Agreement in such event, Quintiles has the option of consummating the Merger using an exchange ratio of approximately .247 shares of Quintiles Common Stock for each share of Company Common Stock. Quintiles may terminate the Merger Agreement if the Average Trading Price is less than $41.55, provided, however, that if Quintiles desires to terminate the Merger Agreement in such event, the Company has the option of consummating the Merger using an exchange ratio of approximately .371 shares of Quintiles Common Stock for each share of Company Common Stock.

          Concurrently with the execution of the Merger Agreement, the Company also entered into a Stock Option Agreement (the "Stock Option Agreement") with Quintiles pursuant to which the Company granted to Quintiles an option to purchase up to an aggregate 19.9% of the shares of Company Common Stock at $12.00 per share. The option is exercisable in the event the Merger Agreement is terminated under circumstances in which Quintiles becomes entitled to receive a termination fee from the Company and in the event another party proposes to acquire the Company. The maximum amount of compensation the Company is required to pay Quintiles under the Stock Option Agreement together with any termination fees and expense reimbursement is $9 million.

          In connection with its approval of the Merger and the Merger Agreement, the Board of Directors of the Company amended the Rights Agreement of the Company to the effect that none of the Merger, the Merger Agreement or the Stock Option Agreement will cause the Rights issued under the Rights Agreement to become exercisable.

          The Merger is subject to the approval of the stockholders of the Company, and to certain other conditions. The Merger Agreement (without schedules or exhibits) is attached hereto as Exhibit 2.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.






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Number                              Description

2.1                                 Merger Agreement, dated
                                    as of December 14,1998,
                                    among Quintiles
                                    Transnational Corp., QTRN
                                    Acquisition Corp. and
                                    Pharmaceutical Marketing
                                    Services Inc.

2.2                                 Contingent Value Payment
                                    Terms and Conditions

2.3                                 Stock Option Agreement,
                                    dated as of December 14,
                                    1998, by and between
                                    Pharmaceutical Marketing
                                    Services Inc. and
                                    Quintiles Transnational
                                    Corp.

99.1                                Press Release dated
                                    December 15, 1998.






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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  PHARMACEUTICAL MARKETING SERVICES INC.



                                  By:  /s/ Warren J. Hauser
                                           Name: Warren J. Hauser
                                           Title: Vice President, Secretary

Date: December 15, 1998




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                                    INDEX TO EXHIBITS


Exhibit                             Description

2.1                                 Merger Agreement, dated
                                    as of December 14, 1998
                                    among Quintiles
                                    Transnational Corp., QTRN
                                    Acquisition Corp. and
                                    Pharmaceutical Marketing
                                    Services Inc.

2.2                                 Contingent Value Payment
                                    Terms and Conditions

2.3                                 Stock Option Agreement,
                                    dated as of December 14,
                                    1998, by and between
                                    Pharmaceutical Marketing
                                    Services Inc. and
                                    Quintiles Transnational
                                    Corp.


99.1                                Press Release dated
                                    December 15, 1998.